Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 3rd day of August, 2005 by and among Central European Distribution Corporation, a Delaware corporation (the “Company”), and the “Investors” named in that certain Purchase Agreement by and among the Company and the Investors of even date herewith (the “Purchase Agreement”).

The parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City and Warsaw, Poland are open for the general transaction of business.

“Common Stock” shall mean the Company’s common stock, par value $0.01 per share, and any securities into which such shares may hereinafter be reclassified.

“Investors” shall mean the Investors identified in the Purchase Agreement and any Affiliate or permitted transferee of any Investor who is a subsequent holder of any Registrable Securities.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean the Shares and any other securities issued or issuable with respect to or in exchange for the Shares; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale by the Investors pursuant to Rule 144(k).

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“SEC” means the U.S. Securities and Exchange Commission.

“Shares” means the shares of Common Stock issued pursuant to the Purchase Agreement.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2. Registration.

(a) Registration Statement. Promptly following the closing of the Bialystok Acquisition (as defined in the Purchase Agreement) (the “Closing Date”) but in no event following the later of September 19, 2005 or five (5) Business Days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of the Registrable Securities in an amount at least equal to the number of Shares. Such Registration Statement shall include the plan of distribution attached hereto as Exhibit A. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. No securities held by a third party shall be included in such Registration Statement without the consent of each Investor. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and the Legal Counsel (as defined below) prior to its filing or other submission.

(b) Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, fees and expenses, up to a maximum aggregate amount of $10,000, of one counsel to the Investors (“Legal Counsel”), which shall be Bass Berry & Sims PLC, or such other counsel as thereafter designated by the holders of at least a majority of the Registrable Securities, and the Investors’ reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c) Effectiveness.

(i) The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable, but in no event later than November 11, 2005. The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within one Business Day, after the Registration Statement is declared effective and shall at such time provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii) For not more than thirty (30) consecutive days or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section which would be required to contain such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (A) notify the Investors in writing of the existence of (but in no event shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (B) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (C) use its commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

3. Company Obligations. The Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) use its commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144(k) (the “Effectiveness Period”) and advise the Investors in writing when the Effectiveness Period has expired;

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) provide copies to and permit Legal Counsel to review (i) each Registration Statement no fewer than five (5) Business Days prior to its filing with the SEC, and (ii) all amendments and supplements thereto (except for periodic reports filed pursuant to the 1934 Act) within a reasonable number of days prior to their filing with the SEC, and the Company shall not file any such Registration Statement, amendment or supplement in a form to which such Legal Counsel reasonably objects;

(d) furnish to the Investors and Legal Counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement;

(e) use its commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f) prior to any public offering of Registrable Securities, unless an exemption from registration and qualification applies, use its commercially reasonable efforts to register or qualify or cooperate with the Investors and Legal Counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f) or (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f);

(g) use its commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h) notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, as promptly as practicable upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (provided that in no event shall such notice contain any material, non-public information), and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and

(j) with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and documents is required for the applicable provisions of Rule 144; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act and (B) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration; provided, that the Company shall not be obligated to deliver to any Investor any information that is filed by the Company with the SEC and is available on EDGAR.

4. Information. The Company shall not disclose material non-public information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material non-public information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

5. Obligations of the Investors.

(a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it which shall be consistent with Exhibit A, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. In connection therewith, upon the execution of this Agreement, each Investor shall complete, execute and deliver to the Company the Selling Securityholder Notice and Questionnaire in the form attached hereto as Exhibit B. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of any additional information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities included in the Registration Statement. An Investor shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities included in the Registration Statement.

(b) Each Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof (each, a “Suspension Event”), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor’s receipt of the copies of the supplemented or amended prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

(d) Each Investor covenants and agrees that it shall comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to any Registration Statement.

6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) Indemnification by the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law, each Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration (the matters in the foregoing clauses (i), (iii) and (iv) being collectively referred to herein as “Violations”); and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, or (y) a failure of such Investor to deliver or to cause to be delivered a prospectus made available by the Company in a timely manner pursuant to Section 3(d).

(b) Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities (or actions in respect of the foregoing) and costs and expenses (including reasonable attorneys’ fees and expenses) that arise out of or are based upon any Violation, in each case to the extent, but only to the extent that such Violation arises out of or is based upon any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the aggregate liability of an Investor pursuant to this Section 6(b) be greater in amount than the dollar amount of the proceeds received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the holders of at least a majority of the Registrable Securities. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holders of at least a majority of the Registrable Securities.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

(c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the holders of at least a majority of the Registrable Securities; provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the holders of at least a majority of the Registrable Securities, after notice duly given by the Company to each Investor.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

CENTRAL EUROPEAN
DISTRIBUTION CORPORATION INVESTORS: Strategic Advisors Corp. - on behalf of managed account
Name of Entity

By:	/s/ Martin G. Braun
Name:	Martin G. Braun
Title:	President
Strategic Advisors Corp. - on behalf of managed account
Name of Entity

By:	/s/ Martin G. Braun
Name:	Martin G. Braun
Title:	President
Epic Capital Management as Investment Manager
Name of Entity

By:	/s/ David Fawcett
Name:	David Fawcett
Title:	CEO
Gluskin Sheff + Associates, Inc.
Name of Entity

By:	/s/ Sylvia Cheung
Name:	Sylvia Cheung
Title:	VP, Investment Accounting
Castlerigg Master Investments Ltd.
Name of Entity

By:	/s/ John Nusbaum
Name:	John Nusbaum
Title:	Senior Managing Director
Gardner Lewis
Name of Entity

By:	/s/ William D. Zantzinger, Jr.
Name:	William D. Zantzinger, Jr.
Title:	Partner
Magna Global Emerging Markets Fund (Sub-Fund of Magna Umbrella Fund Pic)
Name of Entity

By:	/s/ Adrian Jones
Name:	Adrian Jones
Title:	Authorized Signatory for and on Behalf of Magna Global Emerging Markets Fund (Sub-Fund of Magna Umbrella Fund Pic)
Magna Eastern European Fund (Sub-Fund of Magna Umbrella Fund Pic)
Name of Entity

By:	/s/ Adrian Jones
Name:	Adrian Jones
Title:	Authorized Signatory for and on Behalf of Magna Eastern European Fund (Sub-Fund of Magna Umbrella Fund Pic)
Julius Bear Multistock - Central Europe Stock Fund
Name of Entity

By:	/s/ Adrian Jones
Name:	Adrian Jones
Title:	Authorized Signatory for and on Behalf of Julius Bear Multistock - Central Europe Stock Fund
US Global Accolade Funds - Eastern European Fund
Name of Entity

By:	/s/ Adrian Jones
Name:	Adrian Jones
Title:	Authorized Signatory for and on Behalf of US Global Accolade Funds - Eastern European Fund
US Global Accolade Funds - Global Emerging Markets Fund
Name of Entity

By:	/s/ Adrian Jones
Name:	Adrian Jones
Title:	Authorized Signatory for and on Behalf of US Global Accolade Funds - Global Emerging Markets Fund
Nouvelle Croissance Europe
Name of Entity

By:	/s/ Adrian Jones
Name:	Adrian Jones
Title:	Authorized Signatory for and on Behalf of Nouvelle Croissance Europe
Manulife Global Fund - Emerging Eastern Europe Fund
Name of Entity

By:	/s/ Adrian Jones
Name:	Adrian Jones
Title:	Authorized Signatory for and on Behalf of Manulife Global Fund - Emerging Eastern Europe Fund
Charlemagne CIS Fund Limited
Name of Entity

By:	/s/ Adrian Jones
Name:	Adrian Jones
Title:	Authorized Signatory for and on Behalf of Charlemagne CIS Fund Limited
OCCO Eastern European Fund
Name of Entity

By:	/s/ Adrian Jones
Name:	Adrian Jones
Title:	Authorized Signatory for and on Behalf of OCCO Eastern European Fund
OCCO Global Emerging Markets Fund
Name of Entity

By:	/s/ Adrian Jones
Name:	Adrian Jones
Title:	Authorized Signatory for and on Behalf of OCCO Global Emerging Markets Fund

Signature Page to CEDC Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

INVESTORS: Elliot Associates LP
Name of Entity

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Elliot Greenberg, Vice President
Elliot International, LP
Name of Entity

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Elliot Greenberg, Vice President
Greenway Managed Account Series E
Name of Entity

By:	/s/ Randel Freeman
Name:	Randel Freeman
Title:	Authorized Signatory
Centaurus Alpha Master Fund LP
Name of Entity

By:	/s/ Randel Freeman
Name:	Randel Freeman
Title:	Authorized Signatory
Citi Centaurus Ltd
Name of Entity

By:	/s/ Randel Freeman
Name:	Randel Freeman
Title:	Authorized Signatory
Trellus Partners, LP, LP2, Offshore
Name of Entity

By:	/s/ Adam Lisden
Name:	Adam Lisden
Title:	President
Capital Ventures International, by Heights Capital Management Inc. as Authorized Agent
Name of Entity

By:	/s/ Martin J. Kobinger
Name:	Martin J. Kobinger
Title:	Investment Manager
Perry Partners LP
Name of Entity

By:	/s/ Randall Borkenstein
Name:	Randall Borkenstein
Title:	Managing Director and Chief Financial Officer
Perry Commitment Master Fund, LP
Name of Entity

By:	/s/ Randall Borkenstein
Name:	Randall Borkenstein
Title:	Managing Director and Chief Financial Officer
Perry Commitment Fund, LP
Name of Entity

By:	/s/ Randall Borkenstein
Name:	Randall Borkenstein
Title:	Managing Director and Chief Financial Officer
Perry Partners, International, Inc.
Name of Entity

By:	/s/ Randall Borkenstein
Name:	Randall Borkenstein
Title:	Managing Director and Chief Financial Officer
Ascend Offshore Fund, Ltd.
Name of Entity

By:	/s/ Malcolm Fairbairn
Name:	Malcolm Fairbairn
Title:	Director
Ascend Offshore Leveraged Fund, Ltd.
Name of Entity

By:	/s/ Malcolm Fairbairn
Name:	Malcolm Fairbairn
Title:	Director
Ascend Partners Leveraged Fund, LP
Name of Entity

By:	/s/ Malcolm Fairbairn
Name:	Malcolm Fairbairn
Title:	Managing Member
Allen Investment Management LLC, F/B/O Allen Archon LP
Name of Entity

By:	/s/ Rosemary Farelli
Name:	Rosemary Farelli
Title:	Secretary
Wells Capital Management
Name of Entity

By:	/s/ Mai S. Shiver
Name:	Mai S. Shiver
Title:	Director Business Risk

Signature Page to CEDC Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

CENTRAL EUROPEAN
DISTRIBUTION CORPORATION

By:	/s/ William V. Carey
Name:	William V. Carey
Title:	President and Chief Executive Officer

Signature Page to CEDC Registration Rights Agreement

Exhibit A

Plan of Distribution

We are registering the shares of common stock owned by the selling stockholders to permit the resale of these shares of common stock by the holders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders would be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, in any one or more of the following methods:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer would attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	through the settlement of short sales;

•	pursuant to Rule 144 under the 1933 Act;

•	broker-dealers may agree with the selling security holders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the 1933 Act, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest would be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the 1933 Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the 1933 Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, would be distributed which would set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder could sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution would be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the 1933 Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the 1933 Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Exhibit B

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

SELLING SECURITYHOLDER NOTICE

AND QUESTIONNAIRE

The undersigned is a purchaser of common stock, par value $.01 per share (“Common Stock”), of Central European Distribution Corporation, a Delaware corporation (the “Company”), pursuant to that certain Purchase Agreement dated as of August 3, 2005 (the “Purchase Agreement”) by and among the Company and the Investors listed on Schedule I thereto (the “Investors”). Pursuant to the Purchase Agreement, the Company also entered in a Registration Rights Agreement dated as of August 3, 2005 with the Investors (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (as amended, modified or supplemented, the “Shelf Registration Statement”), for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “1933 Act”), of the shares of Common Stock issued and sold by the Company to the Investors (including the undersigned) pursuant to the Purchase Agreement (including any other securities issued or issuable with respect to or in exchange for such shares, the “Registrable Securities”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners that do not complete this Selling Securityholder Notice and Questionnaire (this “Questionnaire”) and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are required to complete and deliver this Questionnaire prior to the filing of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of the filing of the Shelf Registration Statement. Upon receipt of a completed Questionnaire from all beneficial owners of Registrable Securities, the Company will file the Shelf Registration Statement.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Questionnaire, understands that it will be bound by the terms and conditions of this Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, the Company’s directors, officers, employees and stockholders and each person, if any, who controls the Company within the meaning of the Securities Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Full Legal Name of Selling Stockholder.

______________________________________________________________________________________

2.	Address for Notices to Selling Stockholder:

______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________

Telephone:

Facsimile:

Contact Person:

3.	Number of Shares of Common Stock to be included in Shelf Registration Statement:

______________________________________________________________________________________

4.	Beneficial Ownership of Other Securities of the Company owned by the Selling Securityholder:

	Of Record	Beneficially
Common Stock (other than the Shares to be included in the Shelf Registration Statement):	__________	__________

Except as set forth in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

State any exceptions here:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equityholders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement in accordance with the Plan of Distribution attached as Exhibit A to the Registration Rights Agreement.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

Once this Questionnaire is executed by the undersigned and received by the Company, this Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned (with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above).

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus and for any required disclosures to any self-regulatory body, including the NASD. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and the related prospectus and any amendments or supplements thereto.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:             , 2005

Beneficial Owner

By:
Name:
Title: